RULE 497(e)
                                                             FILE NOS. 33-29180
                                                                  AND 811-05823

                                  SUPPLEMENT
                                      TO
                       PROSPECTUS DATED DECEMBER 1, 2000
                                      FOR
                          DOMINI SOCIAL EQUITY FUNDSM

NEW SUBMANAGER

     On January 1, 2001 State Street Global Advisors (SSgA), the investment management division of State Street Bank and Trust Company, replaced Mellon Equity Associates LLP as the submanager of the Domini Social Index Portfolio. The Domini Social Equity Fund invests all of its assets in the Portfolio. SSgA is located at One International Place, Boston, Massachusetts 02110. Domini Social Investments LLC (DSIL) will continue to be the investment manager of the Portfolio and will monitor and supervise SSgA. The Fund's objective and investment strategy will remain unchanged.

     As the submanager of the Portfolio, SSgA will implement the daily transactions necessary to maintain the proper correlation between the Portfolio and the Domini 400 Social IndexSM (the Index). SSgA will not determine the composition of the Index. DSIL may terminate SSgA's services as the submanager to the Portfolio at any time.

     Under applicable law, SSgA may not serve as the Portfolio's submanager after May 31, 2001 without shareholder approval. Shareholders of the Domini Social Equity Fund will be asked to approve SSgA as the submanager of the Portfolio at a special meeting of shareholders to be held prior to May 31, 2001.

FUND FEES AND EXPENSES

     Effective January 1, 2001, DSIL has lowered the Fund's fees by agreeing to waive fees and/or reimburse the expenses of the Domini Social Equity Fund so that the Fund's expenses will not exceed, on a yearly basis, 0.92% of the Fund's average daily net assets. The table below describes the fees and expenses that you would pay if you buy and hold shares of the Domini Social Equity Fund.*

     SHAREHOLDER FEES (fees paid directly by you)
     Sales Charge (Load) Imposed on Purchases:             None
     Deferred Sales Charge (Load):                         None
     Redemption Fees
          Redemptions by Check:                            None
          Redemptions by Bank Wire:                        $10**
     Exchange Fees:                                        None

     ANNUAL FUND OPERATING EXPENSES
     (expenses deducted from the Fund's assets)
     Management Fees:                                      0.20%
     Distribution (12b-1) Fees:                            0.25%

     Other Expenses
          Administrative Services and
          Sponsorship Fee:                                 0.50%
          Other Expenses:                                  0.09%      0.59%
     Total Annual Fund Operating Expenses:                            1.04%
     Fee Waiver:+                                                     0.12%
     NET EXPENSES:                                                    0.92%
     -----------------------------------------------------------------------
*The table reflects the expenses of the Domini Social Equity Fund and the Domini Social Index Portfolio, the underlying portfolio in which the Fund invests. The information in the table and the example below is based on expenses for the fiscal year ending July 31, 2000, as revised to reflect current fee waivers.
** You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds by wire, there is a $10 wire service fee. For additional information, please refer to the Shareholder Manual, page A-1.
+ For the period ending January 1, 2002, DSIL has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 0.92% of its average daily net assets.

EXAMPLE

     The following example is intended to help you compare the cost of investing in the Domini Social Equity Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, operating expenses remain constant for the time period indicated and the fee waiver reflected in the fee table above is in effect for the one-year time period.

     ------------------- -------------- ------------ ------------
          1 Year            3 Years        5 Years     10 Years
     ------------------- -------------- ------------ ------------
           $94               $325           $576        $1,292
     ------------------- -------------- ------------ ------------

This example should not be considered to represent actual expenses or performance from the past or the future. Actual future expenses may be higher or lower than those shown.

     Domini 400 Social IndexSM is a service mark of Kinder, Lydenberg, Domini & Co., Inc. (KLD) and is used under license. KLD is the owner of the Index but is not the manager of the Portfolio.

                The date of this Supplement is January 1, 2001


Cusip # 257132100
DSEF-Prosp Supp 1/1/01                              Printed on recycled paper

                                                                    RULE 497(e)
                                                             FILE NOS. 33-29180
                                                                  AND 811-05823

                                  SUPPLEMENT
                             DATED JANUARY 1, 2001
                                      TO
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 1, 2000

                                      FOR

                          DOMINI SOCIAL EQUITY FUNDSM
                           DOMINI SOCIAL BOND FUNDSM

     On January 1, 2001 State Street Global Advisors (SSgA), the investment management division of State Street Bank and Trust Company, became the submanager of the Domini Social Index Portfolio. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA is located at One International Place, Boston, Massachusetts 02110.

     As the submanager of the Portfolio, SSgA will implement the daily transactions necessary to maintain the proper correlation between the Portfolio and the Domini 400 Social IndexSM (the Index). SSgA will not determine the composition of the Index. Domini Social Investments LLC (DSIL) will continue to be the investment manager of the Portfolio and will monitor and supervise SSgA. DSIL may terminate SSgA's services as the submanager to the Portfolio at any time.

     SSgA's management fees are paid by DSIL. SSgA's annual fee is the greater of $300,000 or the fee based on the following schedule:

              0.02% of the first $1 billion of net assets managed
               0.01% of the next $1 billion of net assets managed
             0.0075% of net assets managed in excess of $2 billion

     Under applicable law, SSgA may not serve as the Portfolio's submanager after May 31, 2001 without shareholder approval. Shareholders of the Domini Social Equity Fund will be asked to approve SSgA as the submanager of the Portfolio at a special meeting of shareholders to be held prior to May 31, 2001.

     Domini 400 Social IndexSM is a service mark of Kinder, Lydenberg, Domini & Co., Inc. (KLD) and is used under license. KLD is the owner of the Index but is not the manager of the Portfolio.



Cusip # 257132100
DSEF-SAI  Supp 1/1/01                                Printed on recycled paper